                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-2671

                             SCUDDER MUNICIPAL TRUST
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                             Two International Place
                        Boston, Massachusetts 02110-4103
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        5/31

Date of reporting period:       5/31/04

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder High Yield Tax-Free Fund

Annual Report to Shareholders

May 31, 2004

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Registered Public Accounting Firm

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund may invest in lower-quality and nonrated securities, which present greater risk of loss of principal and interest than higher-quality securities. Insurance pertains to the timely payment of principal and interest by the issuer of the underlying securities, and not to the value of the fund's shares. Finally, the fund may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. This may result in greater share price volatility. Although the fund seeks income that is federally tax free, a portion of the fund's returns may be subject to federal, state, local and alternative minimum tax. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary May 31, 2004

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

Returns and rankings during all periods shown for Class A, B, C and Institutional Class shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to May 1, 2000 are derived from the historical performance of Class S shares of the Scudder High Yield Tax-Free Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 5/31/04
Scudder High Yield Tax-Free Fund	1-Year	3-Year	5-Year	10-Year
Class A	2.48%	5.83%	5.21%	6.23%
Class B	1.74%	5.00%	4.39%	5.32%
Class C	1.69%	5.02%	4.39%	5.33%
Lehman Brothers Municipal Bond Index+	-.03%	5.52%	5.49%	6.33%

Scudder High Yield Tax-Free Fund	1-Year	Life of Class*
Institutional Class	2.61%	4.60%
Lehman Brothers Municipal Bond Index+	-.03%	3.67%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class shares commenced operations on August 19, 2002. Index returns begin August 31, 2002.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 5/31/04	$ 12.50	$ 12.51	$ 12.51	$ 12.52
5/31/03	$ 12.86	$ 12.86	$ 12.87	$ 12.87
Distribution Information: Twelve Months: Income Dividends as of 5/31/04	$ .67	$ .57	$ .57	$ .67
Short-Term Capital Gains as of 5/31/04	$ .006	$ .006	$ .006	$ .006
May Income Dividend	$ .0556	$ .0464	$ .0473	$ .0561
SEC 30-day Yield as of 5/31/04+++	4.57%	3.99%	4.01%	4.92%
Tax Equivalent Yield as of 5/31/04+++	7.03%	6.14%	6.17%	7.57%
Current Annualized Distribution Rate as of 5/31/04+++	5.24%	4.37%	4.45%	5.28%

+++ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on May 31, 2004. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended May 31, 2004, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund's yield and a marginal federal income rate of 35%. Yields and distribution rates are historical and will fluctuate. The SEC yields would have been 4.39%, 3.73%, 3.94% and 4.84% for the Class A, B, C and Institutional shares, respectively, had certain expenses not been reduced.
Class A Lipper Rankings - High-Yield Municipal Debt Funds Category as of 5/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	49	of	80	61
3-Year	18	of	73	25

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder High Yield Tax-Free Fund - Class A [] Lehman Brothers Municipal Bond Index+

Yearly periods ended May 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 5/31/04
Scudder High Yield Tax-Free Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,787	$11,321	$12,313	$17,479
	Average annual total return	-2.13%	4.22%	4.25%	5.74%
Class B	Growth of $10,000	$9,882	$11,375	$12,296	$16,799
	Average annual total return	-1.18%	4.39%	4.22%	5.32%
Class C	Growth of $10,000	$10,169	$11,584	$12,397	$16,802
	Average annual total return	1.69%	5.02%	4.39%	5.33%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$9,997	$11,750	$13,064	$18,478
	Average annual total return	-.03%	5.52%	5.49%	6.33%

Scudder High Yield Tax-Free Fund		1-Year	Life of Class*
Institutional Class	Growth of $250,000	$256,525	$270,775
	Average annual total return	2.61%	4.60%
Lehman Brothers Municipal Bond Index+	Growth of $250,000	$249,925	$266,250
	Average annual total return	-.03%	3.67%

The growth of $10,000 and $250,000 are cumulative.

The minimum initial investment for Institutional Class is $250,000.

* Institutional Class shares commenced operations on August 19, 2002. Index returns begin August 31, 2002.
+ The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the product's most recent month-end performance.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP shares for the periods prior to October 2, 2000 are derived from the historical performance of Class S shares of Scudder High Yield Tax-Free Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 5/31/04
Scudder High Yield Tax-Free Fund	1-Year	3-Year	5-Year	10-Year
Class S	2.59%	5.89%	5.32%	6.43%
Class AARP	2.52%	5.86%	5.31%	6.42%
Lehman Brothers Municipal Bond Index+	-.03%	5.52%	5.49%	6.33%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 5/31/04	$ 12.51	$ 12.52
5/31/03	$ 12.87	$ 12.87
Distribution Information: Twelve Months: Income Dividends as of 5/31/04	$ .67	$ .67
Short-Term Capital Gains as of 5/31/04	$ .006	$ .006
May Income Dividend	$ .0554	$ .0549
SEC 30-day Yield as of 5/31/04++	4.83%	4.80%
Tax Equivalent Yield as of 5/31/04++	7.43%	7.38%
Current Annualized Distribution Rate as of 5/31/04++	5.21%	5.16%

++ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on May 31, 2004. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended May 31, 2004, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the fund's yield and a marginal federal income rate of 35%. Yields and distribution rates are historical and will fluctuate. The SEC yields would have been 4.67% and 4.50% for the Class AARP and S shares, respectively, had certain expenses not been reduced.
Class S Lipper Rankings - High-Yield Municipal Debt Funds Category as of 5/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	45	of	80	56
3-Year	16	of	73	22
5-Year	2	of	55	4
10-Year	1	of	27	4

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder High Yield Tax-Free Fund - Class S [] Lehman Brothers Municipal Bond Index+

Yearly periods ended May 31

Comparative Results as of 5/31/04
Scudder High Yield Tax-Free Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,259	$11,873	$12,959	$18,650
	Average annual total return	2.59%	5.89%	5.32%	6.43%
Class AARP	Growth of $10,000	$10,252	$11,862	$12,950	$18,638
	Average annual total return	2.52%	5.86%	5.31%	6.42%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$9,997	$11,750	$13,064	$18,478
	Average annual total return	-.03%	5.52%	5.49%	6.33%

The growth of $10,000 is cumulative.

+ The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

Scudder High Yield Tax-Free Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder High Yield Tax-Free Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Philip G. Condon

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1983 and the fund in 1987.

• Over 28 years of investment industry experience.

• MBA, University of Massachusetts at Amherst.

Rebecca L. Wilson

Vice President of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1986 and the fund in 1998.

• Over 18 years of investment industry experience.

Philip G. Condon serves as lead portfolio manager of Scudder High Yield Tax-Free Fund. Rebecca L. Wilson is a portfolio manager. In the following interview, Scudder's municipal bond team discusses the fund's performance for the period and the market environment for municipal bonds.

Q: Will you describe the general market environment during the annual period ended May 31, 2004?

A: Municipal bonds and the broad bond market, in general, suffered slight declines for the 12-month period ended May 31, 2004. The municipal bond market, as measured by the Lehman Brothers Municipal Bond Index, returned -0.03% for the annual period ended May 31, 2004.1 The broad bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned -0.44% for the same period.2

1 The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 The Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

A rise in Treasury and municipal bond yields caused the bond market to lag for the quarter. When bond yields rise, bond prices fall. In the period, municipal bonds outperformed Treasury bonds, however. For instance, 10-year municipal bond yields did not rise as dramatically as 10-year Treasury bond yields. As a result, municipal bond prices were not hit as hard. For the period, 10-year Treasury bond yields moved from 3.37% to 4.66%, a rise of 1.29 percentage points.3 Ten-year municipal bond yields rose 0.83 of a percentage point from 3.10% to 3.93%.4 The municipal bond yield curve between maturities of two years and 30 years flattened, as yields on shorter maturity bonds generally rose more than longer-term bonds. A flattening yield curve means that the difference in yields between longer-term and shorter-term maturities is becoming smaller, and investors generally have less incentive to buy bonds with longer maturities. The graph below shows municipal bond yield changes from the beginning to the end of the period. The yield curve illustrates the relationship among the yields on bonds of the same credit quality but different maturities.

3 Source: Bloomberg.
4 Source: Municipal Market Data.

On the economic front, shortly after the period began, the Federal Reserve Board (the "Fed") reduced the federal funds rate, a benchmark for the market's interest rate levels, by a quarter of a percentage point to 1% on June 25, 2003. The market had anticipated a larger rate reduction and was surprised by the degree that the Fed's views on the US economy and its recovery had improved. As a result, investors pulled money out of bonds, rapidly driving the prices on bonds lower due to this lower

AAA Municipal bond yield curve (as of 5/30/03 and 5/28/04)

Maturity

This chart is not intended to represent the yield of any Scudder fund. Past performance is no guarantee of future results.

Source: Municipal Market Data.

demand. Since bond yields move in the opposite direction from prices, municipal bond yields rose in the third calendar quarter of 2003.5

5 Source: Municipal Market Data.

The Fed made no other changes to the federal funds rate for the remainder of the fund's fiscal period. In statements released in August, September and October, the Fed stated that while areas of the economy were progressing, improvement was still needed before a full recovery would be reached, and it was likely that the federal funds rate would remain unchanged.

Near the end of 2003 and moving into early 2004, the economy continued to make headway as reports on manufacturing, housing and economic growth were strong. Still, there remained some doubts as to whether it was in a full recovery, as employment figures remained less robust. In the final months of the period, the Fed began to send signals that the economy was in full recovery and inflation was becoming a greater concern, and that "measured" increases in the federal funds rate were more imminent.

Q: Will you discuss municipal bond supply and demand in the period and its importance in the bond market?

A: Overall, municipal bonds generally had record levels of supply throughout much of 2003, as states worked to make up for revenue shortfalls and refinance old debt at lower rates. In contrast, high-yield bonds were in short supply as new issuance remained slow. In addition, while demand in the overall municipal bond market wavered between strong to moderate, high-yield municipal bond demand was high throughout most of the period, as investors sought out higher-yield securities in the midst of a historically low interest rate environment.

Supply and demand factors are important because they are one way a bond's price can be driven higher or lower. High demand or low supply can cause a bond's price to rise, while lessened demand or a flood of supply can cause a bond's price to decline. A bond's yield moves in the opposite direction of its price.

Q: How did Scudder High Yield Tax-Free Fund perform for the 12-month period ended May 31, 2004?

A: Scudder High Yield Tax-Free Fund posted strong absolute results in the period, and outpaced its benchmark. The fund's total return of 2.48% (Class A shares, unadjusted for sales charges, which, if included, would have reduced performance) outperformed its benchmark, the unmanaged Lehman Brothers Municipal Bond Index, which returned -0.03%. The fund underperformed its average peer in the Lipper High Yield Municipal Debt Funds category, which gained 3.08%.6 (Please see pages 4 through 9 for the performance of other share classes and more complete performance information.)

6 The Lipper High Yield Municipal Debt Funds category includes funds that invest at least 50% of their assets in lower-rated municipal debt issues.

Q: How was the fund positioned, and how did this positioning contribute to its performance for the annual period ended May 31, 2004?

A: High-yield municipal bonds performed strongly for the annual period, as the low interest rate environment caused investors to clamber for higher-yielding investments. This heightened demand led high-yield securities to outperform higher-quality bonds in the period. In addition, the US economy continued to show signs of improvement throughout the period, and the outlook for entities issuing high-yield bonds improved. As a result, yield spreads for high-yield bonds also tightened during the period.7 BBB-rated hospital bonds proved to be one better-performing segment of the high-yield market, as they were relatively cheap and demand remained strong. Our stake in such securities aided results.

7 The yield spread is the difference between the yield of a given fixed-income asset class and the yield on Treasuries. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in high-yield bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields. A drop in the yield spread is a positive, since it indicates yields are falling and prices are rising.

This strong showing by high-yield bonds aided the fund's absolute results for the period. However, the fund's returns lagged that of its Lipper peer due to our relative underweight in high-yield bonds. We believe there are still opportunities to invest in the high-yield sector, and we will continue to seek out high-yield securities that meet our stringent investment criteria.

For the period, the fund's performance was also helped by bonds that were prerefunded in the period.8 Since interest rates remained so low for much of the period, municipalities issued new bonds at those low rates to pay off the older bonds on which it was paying higher rates. These older bonds were then escrowed in US Treasury bonds and that helped boost the value of the bonds since US Treasury bonds are the highest-quality bonds available.

8 A prerefunded bond, originally issued as a regular or revenue bond, is now secured by a second issue of bonds which are held in an "escrow fund" consisting of US government debt until the first bond issue reaches maturity.
10 Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 1-percentage-point change in market interest rate levels. A duration of 5, for example, means that if interest rates fall one percentage point, the price of a bond should rise by approximately 5%, and the price should fall by 5% for a 1-percentage-point rise in interest rates. Bonds with a shorter duration are typically not as sensitive to interest rate movements as are bonds with a longer duration. They will, therefore, experience less price erosion in a rising-interest-rate environment.

In addition, our overall selection of premium callable bonds helped boost returns.9 Premium callable bonds outperformed noncallable bonds. For the same maturity, premium callable bonds offered similar yields as noncallable bonds, but with a shorter duration.10 For example, a 20-year premium callable bond would be priced to a 10-year call with a yield equivalent of a 20-year security.

9 A callable bond can be redeemed by the issuer prior to its maturity.

Throughout the period we positioned the portfolio for a flattening of the yield curve, which eventually occurred at the end of 2003. However, earlier in the period when the yield curve was at historically steep levels, this positioning held back results somewhat.

Overall, we believe municipal bond valuations relative to Treasuries and agencies are attractive throughout the yield curve, mostly in two to 10 years.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary May 31, 2004

Portfolio Composition	5/31/04	5/31/03

Revenue Bonds	66%	71%
General Obligation Bonds	14%	12%
ETM/Prerefunded	12%	12%
Lease Obligations	6%	3%
Other	2%	2%
	100%	100%

Quality	5/31/04	5/31/03

AAA	32%	34%
AA	8%	9%
A	11%	17%
BBB	23%	17%
BB	4%	1%
B	3%	1%
Not Rated	19%	21%
	100%	100%

Effective Maturity	5/31/04	5/31/03

Less than 1 year	3%	6%
1 < 5 years	9%	11%
5 < 8 years	27%	21%
8 < 15 years	36%	42%
Greater than 15 years	25%	20%
	100%	100%

Weighted average effective maturity: 12.05 years and 11.32 years, respectively.

Top Five State Allocations	5/31/04	5/31/03

California	17%	13%
Texas	10%	11%
Massachusetts	8%	7%
Washington	6%	6%
Pennsylvania	5%	5%

Portfolio composition, quality, effective maturity and state allocations are subject to change.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Investment Portfolio as of May 31, 2004

	Principal Amount ($)	Value ($)

Municipal Investments 100.0%
Alabama 0.6%
Camden, AL, Industrial Development Board Revenue, Weyerhaeuser, Series A, 6.125%, 12/1/2024	1,000,000	1,041,280
Huntsville, AL, Hospital & Healthcare Revenue, Health Care Authority, Series A, 5.75%, 6/1/2031	3,700,000	3,772,446
		4,813,726
Alaska 1.3%
Anchorage, AK, State GO, 5.5%, 7/1/2018 (b) (d)	2,680,000	2,902,842
North Slope Borough, AK, Other GO, Series B, Zero Coupon, 6/30/2005 (b)	7,600,000	7,471,788
		10,374,630
Arizona 0.9%
Arizona, Water & Sewer Revenue, Water Infrastructure Finance Authority, Series A, Prerefunded, 5.375%, 10/1/2013	3,625,000	4,033,719
McDowell Mountain Ranch, AZ, Communities Facilities District, Prerefunded, 8.25%, 7/15/2019	3,000,000	3,086,010
		7,119,729
California 17.1%
California, Electric Revenue, Department of Water Resources and Power Supply, Series A, 5.875%, 5/1/2016	4,500,000	4,933,755
California, Electric Revenue, Department Water Supply, Inverse Floater, Series 309, 9.661%, 5/1/2018** (b)	1,875,000	2,109,619
California, General Obligation, Economic Recovery, Series 926, Inverse Floater, 9.017%, 7/1/2015**	2,900,000	3,423,508
California, Multi Family Housing Revenue, Communities Development Authority Revenue, East Valley Tourist, Series A, 9.25%, 10/1/2020	4,000,000	4,331,600
California, Public Works Board, Lease Revenue, Department of Mental Health, Series A, 5.5%, 6/1/2020	4,000,000	4,180,000
California, Special Assessment Revenue, Golden State TOB Securitization Corp.:
Series B, 5.625%, 6/1/2038	15,110,000	15,019,189
Series 2003-A-1, 6.75%, 6/1/2039	17,750,000	15,648,045
California, State Department Water Resources Power Supply Revenue, Series B-4, 1.06%, 5/1/2022* (c)	500,000	500,000
California, State GO:
5.0%, 2/1/2020	11,105,000	11,159,192
5.25%, 2/1/2019	8,000,000	8,243,120
California, State Public Works Board, Lease Revenue, Department of Corrections, Series C, 5.5%, 6/1/2019	3,825,000	3,972,721
California, Water & Sewer Revenue, Metropolitan Water District of Southern California, Series B-3, 1.09%, 7/1/2035*	500,000	500,000
Foothill, CA, Eastern Corridor Agency, Series A, ETM, Step-up Coupon, 0.0% to 1/1/2005, 7.1% to 1/1/2010	7,000,000	8,002,540
Foothill, CA, Transportation/Tolls Revenue, Eastern Corridor Agency:
Series A, Prerefunded, Step-up Coupon, 0.0% to 1/1/2005, 7.1% to 1/1/2011	4,415,000	5,130,274
Series A, Prerefunded, Step-up Coupon, 0.0% to 1/1/2005, 7.1% to 1/1/2012	6,000,000	6,972,060
Series A, Prerefunded, Step-up Coupon, 0.0% to 1/1/2005, 7.1% to 1/1/2014	2,875,000	3,347,219
Long Beach, CA, Sales & Special Tax Revenue, Aquarium of the Pacific Project, Series A, Prerefunded, 6.1%, 7/1/2010	4,500,000	4,801,770
Los Angeles, CA, Airport Revenue, Regional Airports Improvement Corporation Lease, AMT, Series C, 7.5%, 12/1/2024	6,035,000	5,007,541
Millbrae, CA, Senior Care Revenue, Magnolia of Millbrae Project, AMT, Series A, 7.375%, 9/1/2027	970,000	981,873
Sacramento, CA, Project Revenue, City Financing Authority, Convention Center Hotel, Series A, 6.25%, 1/1/2030	4,000,000	3,848,840
San Joaquin Hills, CA, Transportation Corridor Agency:
Prerefunded, 7.6%, 1/1/2011	5,000,000	5,924,850
Prerefunded, 7.65%, 1/1/2012	15,000,000	17,800,050
Prerefunded, 7.65%, 1/1/2013	4,000,000	4,746,680
		140,584,446
Colorado 3.3%
Colorado, Hospital & Healthcare Revenue, Health Facilities Authority, Hospital-Portercare Adventist Health, 6.625%, 11/15/2026	2,000,000	2,171,880
Colorado, Transportation/Tolls Revenue, Northwest Parkway Public Highway Authority, Series D, 7.125%, 6/15/2041	8,000,000	8,421,360
Denver, CO, Airport Revenue, AMT, Series D, 7.75%, 11/15/2013	9,775,000	11,618,467
Denver, CO, Sales & Special Tax Revenue, Urban Renewal Authority, AMT, 7.75%, 9/1/2016	2,500,000	2,643,300
Montrose, CO, Memerial Hospital Revenue, 6.375%, 12/1/2023	2,355,000	2,430,596
		27,285,603
Connecticut 2.2%
Connecticut, Senior Care Revenue, State Health and Education Facilities Authority, Edgehill Project, Series A, Prerefunded, 6.875%, 7/1/2017	4,500,000	4,654,845
Mashantucket, CT, Project Revenue, Western Pequot Tribe:
Series B, Zero Coupon, 9/1/2010	2,000,000	1,488,040
Series B, Zero Coupon, 9/1/2011	2,000,000	1,401,180
Series B, Zero Coupon, 9/1/2012	2,000,000	1,315,780
Series B, Zero Coupon, 9/1/2013	2,000,000	1,231,800
Series B, Zero Coupon, 9/1/2014	2,000,000	1,150,900
Mashantucket, CT, Sports, Expo & Entertainment Revenue, Western Pequot Tribe:
Series A, Prerefunded, 144A, 6.4%, 9/1/2011	1,490,000	1,658,504
Series A, 144A, 6.4%, 9/1/2011	1,510,000	1,614,266
Series B, 144A, 5.7%, 9/1/2012	1,000,000	1,060,580
Mohegan Tribe, CT, Gaming Authority, Priority Distribution, 5.25%, 1/1/2033	3,000,000	2,834,670
		18,410,565
Delaware 0.2%
Delaware, Industrial Development Revenue, 6.375%, 5/1/2027	2,000,000	2,016,500
District of Columbia 0.9%
District of Columbia, Water & Sewer Revenue, Water and Sewer Authority, Inverse Floater, Rites:
10.666%, 10/1/2014** (b)	4,220,000	5,506,214
10.685%, 10/1/2016** (b)	1,155,000	1,520,673
		7,026,887
Florida 4.0%
Bayside, FL, Sales & Special Tax Revenue, Community Development District, Series A, 6.3%, 5/1/2018	980,000	996,131
Florida, Capital Projects Finance Authority, Glenridge on Palmer Ranch, Series C, 1.09%, 6/1/2012* (c)	100,000	100,000
Florida, Industrial Development Revenue, Capital Travel Agency, Seminole Tribe Convention, Series A, 10.0%, 10/1/2033	8,000,000	9,661,360
Highlands County, FL, Hospital & Healthcare Revenue, Adventist Hospital, Series A, 6.0%, 11/15/2031	1,000,000	1,036,110
Highlands County, FL, Hospital & Healthcare Revenue, Health Facilities Authority, Adventist Hospital, Series D, 5.875%, 11/15/2029	4,000,000	4,107,920
Hillsborough County, FL, Hospital & Healthcare Revenue, Industrial Development Authority, University Community Hospital Project, Series A, 5.625%, 8/15/2019	3,425,000	3,373,111
Hillsborough County, FL, Industrial Development Revenue, University Community Hospital Project, Series A, 5.625%, 8/15/2023	3,320,000	3,166,085
Indian Trace, FL, Special Assessment Revenue, Community Development District, Water Management, Series B, 8.25%, 5/1/2005	345,000	349,830
Jacksonville, FL, Health Facilities Authority, Hospital Revenue, Series A, 1.08%, 8/15/2033* (c)	1,050,000	1,050,000
Miami Beach, FL, Health Facilities Authority Hospital Revenue, Mount Sinai Medical Center, 6.75%, 11/15/2029	6,400,000	6,213,056
Palm Beach County, FL, Hospital & Healthcare Revenue, Health Facilities Authority, 5.125%, 11/15/2029	2,000,000	1,820,240
Pinellas County, FL, Health Facilities Authority, Pooled Hospital Loan Program, 1.1%, 12/1/2015* (b)	950,000	950,000
		32,823,843
Georgia 1.5%
Americus-Sumter County, GA, Hospital & Healthcare Revenue, Hospital Authority, South George Methodist, Series A, 6.375%, 5/15/2029	3,000,000	2,903,610
Athens-Clarke County, GA, Senior Care Revenue, Wesley Woods, 6.35%, 10/1/2017	1,450,000	1,317,543
Burke County, GA, Development Authority Pollution Control Revenue, Oglethorpe Power Corp.:
Series C, 1.08%, 1/1/2018* (b)	260,000	260,000
Series A, 1.08%, 1/1/2020* (b)	1,100,000	1,100,000
Coweta County, GA, Senior Care Revenue, Residential Care Facilities for the Elderly Authority, Wesley Woods, Series A, 8.25%, 10/1/2026	1,000,000	1,040,480
Georgia, Electric Revenue, Municipal Electric Authority:
Series Z, ETM, 5.5%, 1/1/2012	80,000	87,513
Series Z, 5.5%, 1/1/2012	1,295,000	1,404,207
Rockdale County, GA, Resource Recovery Revenue, Development Authority, Visy Paper, Inc. Project, AMT, 7.4%, 1/1/2016	3,850,000	3,965,115
		12,078,468
Illinois 1.6%
Hoffman Estates, IL, Sales & Special Tax Revenue, Tax Increment Revenue, Zero Coupon, 5/15/2006	4,000,000	3,732,640
Illinois, Health Facilities Authority Revenue, Benedict State, Series 2003A-1, 6.9%, 11/15/2033	3,000,000	2,962,680
Kane County, IL, School District GO, School District Number 129 Aurora West Side, Series A, 5.75%, 2/1/2018 (b) (d)	4,370,000	4,830,117
Winnebago County, IL, School District GO, School District No. 122, Series 3, 6.45%, 6/1/2008 (b)	1,500,000	1,693,590
		13,219,027
Indiana 0.8%
Indiana, Hospital & Healthcare Revenue, Health Facilities Finance Authority, Greenwood Village South Project, 5.625%, 5/15/2028	2,000,000	1,728,380
Indiana, Senior Care Revenue, Health Facilities Finance Authority, Franciscan Eldercare Community Services, 5.875%, 5/15/2029	2,300,000	2,165,105
North Manchester, IN, Senior Care Revenue, 7.25%, 7/1/2033	3,000,000	3,033,690
		6,927,175
Iowa 0.4%
Wapello County, IA, Hospital & Healthcare Revenue, Ottumwa Regional Health Center Project, 6.375%, 10/1/2031	3,000,000	3,059,880
Kansas 1.9%
Lenexa, KS, Hospital & Healthcare Revenue, Series C, 6.875%, 5/15/2032	1,750,000	1,828,540
Manhattan, KS, Senior Care Revenue, Meadowlark Hills Retirement, Series A, 6.5%, 5/15/2028	1,000,000	953,400
Overland Park, KS, Industrial Development Revenue, Development Corp., Series A, 7.375%, 1/1/2032 (d)	8,000,000	7,985,120
Wichita, KS, Hospital & Healthcare Revenue:
Series 3, 5.5%, 11/15/2025	1,300,000	1,308,268
Series 3, 5.625%, 11/15/2031	3,750,000	3,797,737
		15,873,065
Kentucky 1.1%
Kentucky, Hospital & Healthcare Revenue, Economic Development Finance Authority, Norton Healthcare, Inc., Series A, 6.625%, 10/1/2028	5,500,000	5,709,385
Kentucky, Transportation/Tolls Revenue, State Turnpike Authority, Revitalization Project, Series A, 5.5%, 7/1/2014 (b)	3,210,000	3,597,961
		9,307,346
Maryland 2.2%
Anne Arundel County, MD, County GO, National Business Park Project, Prerefunded, 7.375%, 7/1/2028	2,000,000	2,463,480
Maryland, Higher Education Revenue, Collegiate Housing Foundation, Series A, 5.75%, 6/1/2031	1,000,000	988,510
Maryland, Hospital & Healthcare Revenue, University of Maryland Medical System, 6.75%, 7/1/2030	2,500,000	2,814,325
Maryland, Project Revenue, Economic Development Corp., Chesapeake Bay, Series B, 7.625%, 12/1/2022	12,000,000	11,681,640
		17,947,955
Massachusetts 8.1%
Boston, MA, Industrial Development Finance Authority, Springhouse Project, Prerefunded, 9.25%, 7/1/2025	1,350,000	1,485,823
Boston, MA, Industrial Development Revenue, AMT:
6.5%, 9/1/2035	4,000,000	3,869,920
8.0%, 9/1/2035	1,000,000	1,019,900
Massachusetts, Electric Revenue, Wholesale Electrical Co. Power Supply, Series 674, Inverse Floater, 17.56%, 7/1/2016** (b)	5,392,500	6,989,758
Massachusetts, Health & Educational Facilities Authority Revenue, Caritas Christi Obligation, Series B, 6.25%, 7/1/2022	1,750,000	1,782,043
Massachusetts, Health & Educational Facilities Authority Revenue, Milford-Whitinsville Hospital, Series D, 6.5%, 7/15/2023	2,685,000	2,763,832
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Civic Investments, Series A, 9.0%, 12/15/2015	4,000,000	4,602,680
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Partners Healthcare System, Series B, 5.125%, 7/1/2019	1,185,000	1,200,405
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, South Shore Hospital:
Series F, 5.625%, 7/1/2019	1,000,000	1,030,560
Series F, 5.75%, 7/1/2029	4,000,000	4,047,320
Massachusetts, Industrial Development Revenue, Development Finance Agency, Series A, 7.1%, 7/1/2032	4,000,000	3,867,680
Massachusetts, Project Revenue, Health & Educational Facilities Authority, Series B, 9.15%, 12/15/2023	2,000,000	2,299,400
Massachusetts, Project Revenue, Health & Educational Facilities Authority, Jordan Hospital, Series E, 6.75%, 10/1/2033	4,450,000	4,536,463
Massachusetts, Resource Recovery Revenue, Industrial Finance Agency, Solid Waste Disposal, Peabody Monofill Association, Inc., 9.0%, 9/1/2005 (e)	680,000	685,889
Massachusetts, Senior Care Revenue, Industrial Finance Agency, Edgewood Retirement Community, Series A, Prerefunded, 9.0%, 11/15/2025	1,000,000	1,123,440
Massachusetts, State GO, 6.0%, 11/1/2010	16,000,000	18,151,360
Massachusetts, State GO, Inverse Floater, Series A, 9.43%, 12/1/2016**	5,000,000	6,034,200
Massachusetts, Water Resource Authority, Series C, 1.06%, 8/1/2020* (c)	500,000	500,000
		65,990,673
Michigan 3.4%
Delta County, MI, Pollution Control Revenue, Economic Development Corp., Series A, 6.25%, 4/15/2027	5,000,000	5,191,500
Detroit, MI, Sales & Special Tax Revenue, Downtown Development Authority:
Zero Coupon, 7/1/2011	3,150,000	2,269,008
Zero Coupon, 7/1/2012	3,150,000	2,141,717
Detroit, MI, School District GO:
Series A, 5.5%, 5/1/2016 (b) (d)	1,500,000	1,636,470
Series A, 5.5%, 5/1/2018 (b)	1,565,000	1,693,987
Series A, 5.5%, 5/1/2019 (b)	1,200,000	1,294,380
Detroit, MI, Sewer Disposal Revenue, Series B, 1.08%, 7/1/2033* (b)	685,000	685,000
Kalamazoo, MI, Industrial Development Revenue, Economic Development Corp., Series A, 7.5%, 5/15/2029	2,000,000	2,055,280
Kentwood, MI, Industrial Development Revenue, Economic Development, Series A, 6.0%, 11/15/2032	1,750,000	1,709,138
Michigan, Higher Education Facilities Authority Revenue, University of Detroit, 1.1%, 11/1/2017* (c)	1,060,000	1,060,000
Michigan, Hospital Finance Authority, Genesys Health System, Series A, Prerefunded, 7.5%, 10/1/2027	2,000,000	2,156,080
Michigan, Municipal Bond Authority Revenue, Series 419, Inverse Floater, 10.819%, 4/1/2012**	500,000	813,150
Michigan, Senior Care Revenue, Strategic Fund Limited, 5.75%, 11/15/2018	1,500,000	1,504,365
Michigan, State Agency (GO) Lease, Building Authority, Inverse Floater, Series B, 9.678%, 4/15/2009**	1,145,000	1,330,627
Michigan, University of Michigan Hospital Revenue, Series A-2, 1.08%, 12/1/2024*	260,000	260,000
Saginaw, MI, Hospital & Healthcare Revenue, Hospital Finance Authority, Covenant Medical Center, Series F, 6.5%, 7/1/2030	2,000,000	2,128,860
		27,929,562
Minnesota 0.5%
Duluth, MN, Economic Development Authority, Health Care Facilities Revenue, Benedictine Health Systems, St. Mary:
5.375%, 2/15/2022	1,000,000	1,008,200
5.5%, 2/15/2023	1,000,000	1,013,050
Minneapolis & St. Paul, MN, Community Special Facilities Revenue, Northwest Airlines Project, Series A, AMT, 7.0%, 4/1/2025	2,000,000	1,749,300
		3,770,550
Mississipi 0.2%
Mississippi, Sales & Special Tax Revenue, Development Bank, Diamond Lakes Utilities, Series A, 6.25%, 12/1/2017	1,500,000	1,435,215
Missouri 3.4%
Florissant, MO, Industrial Development Revenue, Desmet Acquisition, Series A, 8.5%, 8/15/2030	6,850,000	7,148,112
Florissant, MO, Industrial Development Revenue, St. Catherine Acquisition, Series B, 9.0%, 8/15/2030	3,220,000	3,347,737
Missouri, Hospital & Healthcare Revenue, Health and Educational Facilities Authority, Washington University, Series A, 5.5%, 6/15/2016	7,600,000	8,492,088
St. Louis, MO, Industrial Development Revenue, St. Louis Convention, AMT, Series A, 7.25%, 12/15/2035	10,000,000	9,226,400
		28,214,337
Montana 0.1%
Forsyth, MT, Pollution Control Revenue, Pacificorp Project, 1.1%, 1/1/2018* (c)	550,000	550,000
Nevada 2.1%
Clark County, NV, Airport Revenue, Nevada, AMT, Series A, 1.1%, 7/1/2036* (b)	1,650,000	1,650,000
Clark County, NV, County GO, 5.5%, 6/1/2015 (b)	5,000,000	5,394,200
Henderson, NV, Hospital & Healthcare Revenue, Catholic Healthcare West, 5.375%, 7/1/2026	5,000,000	4,628,600
Las Vegas, NV, Transportation/Tolls Revenue, Las Vegas Monorail Project, 7.375%, 1/1/2030	6,000,000	5,889,840
		17,562,640
New Hampshire 1.2%
New Hampshire, Higher Education Revenue, Health & Educational Facilities Authority, New Hampshire College Issue, 7.4%, 1/1/2023	2,000,000	2,137,560
New Hampshire, Senior Care Revenue, Health & Educational Facilities Authority, New Hampshire Catholic Charities, 5.8%, 8/1/2022	2,760,000	2,678,083
New Hampshire, Senior Care Revenue, Health & Educational Facilities Authority, Rivermead at Peterborough:
5.5%, 7/1/2013	2,230,000	2,185,422
5.625%, 7/1/2018	1,615,000	1,482,958
New Hampshire, Senior Care Revenue, Health & Educational Facilities Authority, Riverwoods at Exeter:
Series A, 6.375%, 3/1/2013	640,000	640,570
Series A, 6.5%, 3/1/2023	1,000,000	973,490
		10,098,083
New Jersey 3.3%
New Jersey, Cetificates of Participation, Series 418, 79.245%, 12/15/2011 (b)	500,000	839,100
New Jersey, Economic Development Authority Revenue, Inverse Floater, Series PA-1253, 5.889%, 9/1/2011** (b)	1,015,000	1,375,731
New Jersey, Economic Development Authority Revenue, Continental Airlines, Inc. Project, AMT, 6.25%, 9/15/2029	7,000,000	5,133,940
New Jersey, Economic Development Authority, Economic Development Revenue, United Methodist Homes, Series A-2, 6.625%, 7/1/2033	2,500,000	2,535,100
New Jersey, Economic Development Authority, United Methodist Homes, Prerefunded, 7.5%, 7/1/2025	1,000,000	1,080,760
New Jersey, Industrial Development Revenue, Economic Development Authority, Harrogate, Inc., Series A, 5.875%, 12/1/2026	1,425,000	1,386,867
New Jersey, Resource Recovery Revenue, Tobacco Settlement Financing Corp., 5.75%, 6/1/2032	4,465,000	3,790,919
New Jersey, Tobacco Settlement Filing Corp., 6.25%, 6/1/2043	13,000,000	10,566,920
		26,709,337
New York 4.6%
Brookhaven, NY, Hospital & Healthcare Revenue, Industrial Development Authority, Memorial Hospital Medical Center, Series A, 8.25%, 11/15/2030	1,000,000	1,041,950
Islip, NY, Higher Education Revenue, Community Development Agency, Institute of Technology, Prerefunded, 7.5%, 3/1/2026	2,500,000	2,777,550
Long Island, NY, Power Authority, Electric System Revenue, 1.07%, 5/1/2033* (c)	50,000	50,000
New York, Senior Care Revenue, Dormitory Authority, Inverse Floater, Series 310, 10.66%, 2/15/2010** (b)	1,890,000	2,459,495
New York, State Agency (GO) Lease, Metropolitan Transportation Authority, Series O, ETM, 5.75%, 7/1/2013	2,750,000	3,070,347
New York, State GO, Tobacco Settlement Financing Corp., Series A-1, 5.5%, 6/1/2019	2,750,000	2,911,095
New York, Transportation/Tolls Revenue, Inverse Floater, Securities Trust Certificates, 144A, 9.497%, 11/15/2016** (b)	5,000,000	5,891,800
New York, Transportation/Tolls Revenue, Transportation Authority, Series A, 5.75%, 7/1/2018	7,000,000	7,816,130
New York, NY, General Obligation:
Series A, Prerefunded, 7.0%, 8/1/2007	200,000	223,578
Series A, 7.0%, 8/1/2007	4,800,000	5,268,144
New York, NY, Hospital & Healthcare Revenue, Industrial Development Agency, 6.45%, 7/1/2032	1,495,000	1,399,963
New York, NY, Hospital & Healthcare Revenue, Industrial Development Agency, British Airways PLC Project, AMT, 7.625%, 12/1/2032	1,500,000	1,432,500
New York, NY, Municipal Water Finance Authority, Water & Sewer System Revenue, 1.09%, 6/15/2018*	100,000	100,000
New York, NY, Transitional Finance Authority:
Series B, Prerefunded, 5.5%, 2/1/2016	420,000	471,353
Series B, Prerefunded, 5.5%, 2/1/2016	1,580,000	1,699,369
Orange County, NY, Senior Care Revenue, Industrial Development Agency, The Glen Arden Project, 5.7%, 1/1/2028	1,250,000	1,014,463
		37,627,737
North Carolina 0.6%
North Carolina, Electric Revenue, Municipal Power Agency:
Series F, 5.5%, 1/1/2016	1,000,000	1,046,970
Series F, 5.5%, 1/1/2017	1,495,000	1,554,561
Series B, 6.375%, 1/1/2013	2,075,000	2,312,546
		4,914,077
North Dakota 0.5%
Grand Forks, ND, Hospital & Healthcare Revenue, Altru Health Care System, 7.125%, 8/15/2024	3,750,000	4,035,037
Ohio 1.3%
Franklin County, OH, Hospital & Healthcare Revenue, Health Care Facilities, Ohio Presbyterian Retirement Service, Series A, 7.125%, 7/1/2029	1,000,000	1,052,080
Ohio, Industrial Development Revenue, Building Authority, Adult Correction Facilities, Series A, 5.5%, 10/1/2013 (b)	5,860,000	6,483,211
Ohio, Transportation/Tolls Revenue, Turnpike Authority, Series B, 5.5%, 2/15/2013 (b)	3,000,000	3,357,420
		10,892,711
Oklahoma 0.0%
Tulsa, Oklahoma, Industrial Authority Revenue, Series A, 1.1%, 7/1/2032* (c)	215,000	215,000
Pennsylvania 5.1%
Allegheny County, PA, Hospital & Healthcare Revenue, Hospital Development Authority, West Pennsylvania Allegheny Health Services:
9.25%, 11/15/2022	2,000,000	2,230,880
Series B, 9.25%, 11/15/2030	4,630,000	5,159,394
Blair County, PA, Industrial Development Revenue, Industrial Development Authority, Village at Penn State Project, Series A, 7.0%, 1/1/2034	1,000,000	1,010,400
Chester County, PA, Senior Care Revenue, Health and Education Facilities Authority, Jenners Pond, Inc. Project, 7.625%, 7/1/2034	1,750,000	1,754,200
Delaware County, PA, Industrial Development Authority, Pollution Control Revenue, BP Exploration & Oil, 1.08%, 10/1/2019*	100,000	100,000
Delaware County, PA, Project Revenue, Authority First Management, White Horse Village Project, Series A, 7.625%, 7/1/2030	1,000,000	1,035,450
Delaware County, PA, Senior Care Revenue, Authority First Management, White Horse Village Project:
Series A, 6.7%, 7/1/2007	1,000,000	1,030,540
Series A, 7.5%, 7/1/2018	2,000,000	2,051,240
Delaware Valley, PA, County GO, Regional Financial Authority, 5.75%, 7/1/2017	6,250,000	7,013,000
Montgomery County, PA, Senior Care Revenue, Higher Education & Health Authority, Philadelphia Geriatric Center, Series A, 7.25%, 12/1/2027	3,125,000	3,173,625
Montgomery County, PA, Senior Care Revenue, Industrial Development Authority, Retirement-Life Communities, 5.25%, 11/15/2028	4,000,000	3,591,680
Pennsylvania, Hospital & Healthcare Revenue, Economic Development Financing Authority, UPMC Health System, Series A, 6.0%, 1/15/2031	5,095,000	5,295,030
Pennsylvania, Sales & Special Tax Revenue, Economic Development Financing Authority, Amtrak Project, AMT, Series A, 6.125%, 11/1/2021	700,000	702,443
Philadelphia, PA, Industrial Development Revenue, Industrial Development Authority, Series A, 6.5%, 10/1/2027	4,500,000	4,538,160
Westmoreland County, PA, Senior Care Revenue, Industrial Development Authority, Health Care Facilities-Redstone, Series B, 8.125%, 11/15/2030	3,000,000	3,214,740
		41,900,782
Rhode Island 0.2%
Rhode Island, Special Assessment Revenue, Series A, 6.125%, 6/1/2032	1,750,000	1,501,517
South Carolina 3.2%
Berkeley County, SC, County GO, School District, 5.5%, 1/15/2017 (b)	8,970,000	9,739,985
Greenwood County, SC, Hospital & Healthcare Revenue, South Carolina Memorial Hospital, 5.5%, 10/1/2031	1,500,000	1,506,615
South Carolina, Hospital & Healthcare Revenue, Jobs Economic Development Authority, Bon Secours Health Systems, Inc., Series A, 5.625%, 11/15/2030	5,000,000	4,852,650
South Carolina, Hospital & Healthcare Revenue, Jobs Economic Development Authority, Palmetto Health Alliance:
Series C, 7.0%, 8/1/2030	5,420,000	5,815,335
Series A, Prerefunded, 7.375%, 12/15/2021	3,500,000	4,297,265
		26,211,850
Tennessee 1.9%
Clarksville, TN, Public Building Authority Revenue, Pooled Program, 1.09%, 7/1/2031* (c)	1,095,000	1,095,000
Elizabethton, TN, Hospital & Healthcare Revenue, Health and Educational Facilities Board, Series B, 8.0%, 7/1/2033	3,000,000	3,440,940
Johnson City, TN, Hospital & Healthcare Revenue, Health & Educational Facilities Board Hospital, Series A, 7.5%, 7/1/2033	5,000,000	5,586,700
Shelby County, TN, Hospital & Healthcare Revenue, Health Education & Housing Facilities Board, 6.5%, 9/1/2026	5,000,000	5,356,900
		15,479,540
Texas 10.0%
Abilene, TX, Hospital & Healthcare Revenue, Health Facilities, Sears Methodist Retirement Facilities, Series A, 7.0%, 11/15/2033	3,000,000	3,108,360
Abilene, TX, Senior Care Revenue, Health Facilities Development, Sears Methodist Retirement Facilities, Series A, 5.9%, 11/15/2025	3,000,000	2,799,690
Austin, TX, Project Revenue, Bergstrom Landhost Enterprises, Inc. Airport Hotel Project, Series A, 6.75%, 4/1/2027	4,990,000	2,479,132
Dallas, TX, Airport Revenue, International Airport, Series 350, AMT, 9.625%, 5/1/2011 (b)	3,565,000	3,888,880
Harris County, TX, Health Facilities Development Corp. Revenue, Methodist Hospital, 1.08%, 12/1/2032*	1,300,000	1,300,000
Harris County, TX, Health Facilities Development Corp., Hospital Revenue, Memorial Herman Healthcare Systems, Series A, 5.125%, 12/1/2023	1,175,000	1,137,000
Harris County, TX, Hospital & Healthcare Revenue, Health Facilities Developement Corp., YMCA Greater Houston Area, 1.08%, 7/1/2037* (c)	650,000	650,000
Harris County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., Memorial Hermann Healthcare, Series A, 6.375%, 6/1/2029	4,460,000	4,847,619
Hidalgo County, TX, Hospital & Healthcare Revenue, Health Services Mission Hospital, 6.875%, 8/15/2026	5,000,000	5,032,450
Hidalgo County, TX, Hospital & Healthcare Revenue, Mission Hospital, Inc. Project, 6.75%, 8/15/2016	3,500,000	3,574,270
Houston, TX, Transportation/Tolls Revenue, Special Facilities, Continental Airlines, Inc., AMT, Series E, 6.75%, 7/1/2029	12,100,000	9,435,217
Jefferson County, TX, County GO:
5.75%, 8/1/2015 (b)	3,075,000	3,422,629
5.75%, 8/1/2017 (b)	1,185,000	1,311,510
Lubbock, TX, Senior Care Revenue, Health Facilities Development Corp., Carillon Project, Series A, 6.5%, 7/1/2019	2,885,000	2,212,160
Magnolia, TX, School District GO, Independent School District, 5.0%, 8/15/2017	2,400,000	2,466,288
Plano, TX, School District GO, Independent School District, 5.375%, 2/15/2016	5,000,000	5,316,200
Richardson, TX, Hospital & Healthcare Revenue, Hospital Authority, 5.625%, 12/1/2028	1,250,000	1,172,713
San Antonio, TX, Gas & Electric, 5.375%, 2/1/2020	2,500,000	2,623,100
Tarrant County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., 6.7%, 11/15/2030	2,500,000	2,688,900
Texas, Electric Revenue, Brazos River Authority, Reliant Energy, Inc., Series A, 5.375%, 4/1/2019	2,500,000	2,424,025
Texas, Industrial Development Revenue, Waste Disposal Authority, AMT, Series A, 6.1%, 8/1/2024	5,000,000	5,063,600
Texas, Water & Sewer Revenue, Waste Disposal Authority, AMT, 6.65%, 4/1/2032	2,000,000	2,103,120
Tom Green County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., Shannon Health System Project, 6.75%, 5/15/2021	1,000,000	1,054,900
Travis County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., Ascension Health, Series A, Prerefunded, 6.25%, 11/15/2015 (b)	10,000,000	11,539,200
		81,650,963
Utah 0.3%
Salt Lake City, UT, Hospital & Healthcare Revenue, IHC Hospitals, Inc., 6.15%, 2/15/2012	2,000,000	2,287,120
Salt Lake County, UT, Pollution Control Revenue, Serivce Station Holdings Project, 1.1%, 2/1/2008*	525,000	525,000
		2,812,120
Vermont 0.1%
Vermont, Multi Family Housing Revenue, Housing Finance Agency, Northgate Project, AMT, 8.25%, 6/15/2020 (e)	915,000	920,060
Virginia 1.4%
Fairfax County, VA, Hospital & Healthcare Revenue, Economic Development Authority, Greenspring Retirement Community, Series A, 7.25%, 10/1/2019	3,000,000	3,136,470
Pittsylvania County, VA, Industrial Development Revenue, Industrial Development Authority, Multitrade of Pittsylvania, AMT:
Series A, 7.45%, 1/1/2009	1,500,000	1,366,320
Series A, 7.5%, 1/1/2014	3,500,000	3,059,665
Virginia, Senior Care Revenue, 7.375%, 12/1/2032	3,500,000	3,636,745
		11,199,200
Washington 5.8%
Port Seattle, WA, Airport Revenue, AMT, Series B, 6.0%, 2/1/2014 (b)	4,885,000	5,452,246
Seattle, WA, Airport Revenue, Northwest Airlines Project, AMT, 7.25%, 4/1/2030	2,800,000	2,367,036
Tacoma, WA, Electric Revenue, Series A, 5.75%, 1/1/2016 (b)	5,000,000	5,495,150
Washington, Electric Revenue, Energy Northeast Electric, Series A, 5.75%, 7/1/2018 (b)	3,500,000	3,838,835
Washington, Electric Revenue, Public Power Supply System, Nuclear Project No. 2:
Inverse Floater, 5.4%, 7/1/2012**	3,000,000	3,641,100
Series A, 6.3%, 7/1/2012	10,000,000	11,674,000
Washington, Electric Revenue, Public Power Supply System, Nuclear Project No. 3, Series B, 7.125%, 7/1/2016	2,500,000	3,104,075
Washington, Electric Revenue, Rites, Inverse Floater, 9.419%, 7/1/2015**	6,250,000	7,207,438
Washington, HealthCare Facilities Authority Revenue, Providence Services, Series A, 1.08%, 12/1/2030* (b)	1,100,000	1,100,000
Whatcom County, WA, School District GO, Washington School District No. 503, 5.5%, 12/1/2014 (b)	3,375,000	3,725,156
		47,605,036
West Virginia 0.7%
West Virginia, Hospital & Healthcare Revenue, Hospital Finance Authority, Charleston Medical Center, 6.75%, 9/1/2030	980,000	1,058,282
West Virginia, Hospital Finance Authority, Charleston Medical Center, Prerefunded, 6.75%, 9/1/2030	4,020,000	4,798,433
		5,856,715
Wisconsin 2.0%
Wisconsin, Hospital & Healthcare Revenue, Health & Education Facilities Authority, Aurora Health Care, Inc., 6.875%, 4/15/2030	5,000,000	5,350,650
Wisconsin, Senior Care Revenue, Health & Educational Facilities Authority, National Regency of New Berlin Project, 8.0%, 8/15/2025	1,420,000	1,462,004
Wisconsin, State GO, Series 1, 5.5%, 5/1/2014 (b) (d)	8,410,000	9,385,139
		16,197,793
Total Investment Portfolio - 100.0% (Cost $784,186,850) (a)		820,149,380

* Variable rate demand notes are securities whose interest rates are periodically reset at market levels. These securities are often payable on demand and are shown at their current rate as of May 31, 2004.
** Inverse floating rate notes are derivative debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Investments in this type of security involve special risks as compared to investments in a fixed rate municipal security. Moreover, the markets for securities of this type may be less developed and may have less liquidity than the markets for more traditional municipal securities. These securities, amounting to $48,303,313, aggregating 5.8% of net assets, are shown at their current rate as of May 31, 2004.
(a) The cost for federal income tax purposes was $783,696,032. At May 31, 2004, net unrealized appreciation for all securities based on tax cost was $36,453,348. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $49,585,814 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $13,132,466.
(b) Bond is insured by one of these companies:
Insurance Coverage		As a % of Total Investment Portfolio
AMBAC	AMBAC Assurance Corp.	1.9
FGIC	Financial Guaranty Insurance Company	2.2
FSA	Financial Security Assurance	5.9
MBIA	Municipal Bond Investors Assurance	5.8

(c) Security incorporates a letter of credit from a major bank.
(d) At May 31, 2004 these securities have been segregated, in whole or in part, to cover initial margin requirements for open futures contracts.
(e) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such a security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund.
Security	Acquisition Date	Cost ($)	Value ($)	As a % of Net Assets
Massachusetts, Resource Recovery Revenue, Industrial Finance Agency, Solid Waste Disposal, Peabody Monofil Association, Inc.	12/30/1994	960,000	685,889.08%
Vermont Multi-Family Housing Revenue, Housing Finance Agency, Northgate Project	12/12/1989	922,153	920,060.11%

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by US Treasury securities which are held in escrow by a Trustee and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized by US Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

At May 31, 2004, open futures contracts sold were as follows:
Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
10 Year CBT Treasury Note	6/14/2004	558	63,434,277	61,310,250	2,124,027
10 Year US Interest Rate Swap	6/14/2004	9	1,002,412	958,500	43,912
Total net unrealized appreciation					2,167,939

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

At May 31, 2004, open interest rate swaps were as follows:
Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Net Unrealized Appreciation/ (Depreciation) ($)
8/19/2004 8/19/2014	4,500,000+	Fixed - 4.722%	Fixed - LIBOR	190,350
8/24/2004 8/24/2014	4,500,000*	Fixed - 4.744%	Fixed - LIBOR	185,400
6/11/2004 6/10/2014	5,500,000*	Fixed - 4.89%	Fixed - LIBOR	112,750
9/30/2004 9/30/2014	6,400,000++	Fixed - 4.498%	Fixed - LIBOR	408,960
9/2/2004 9/28/2014	6,000,000+	Fixed - 4.56%	Fixed - LIBOR	342,000
11/16/2004 11/16/2016	27,000,000++	Fixed - 5.738%	Fixed - LIBOR	(483,300)
9/30/2004 9/30/2014	6,300,000++	Fixed - 4.512%	Fixed - LIBOR	395,640
11/4/2004 11/4/2016	37,000,000++	Fixed - 4.347%	Floating - BMA	(229,400)
10/14/2004 10/14/2016	14,700,000++	Fixed - 4.132%	Fixed - BMA	163,170
10/13/2004 10/13/2016	18,500,000+	Fixed - 4.061%	Fixed - BMA	296,000
Total net unrealized appreciation				1,381,570

Counterparties:
+ Lehman Brothers, Inc.
++ J.P. Morgan Chase Bank
++ Merrill Lynch Capital Services, Inc.
* Goldman, Sachs & Co.
BMA: Represents the Bond Market Association
LIBOR: Represents the London InterBank Offered Rate

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2004
Assets
Investments in securities, at value (cost $784,186,850)	$ 820,149,380
Receivable for investments sold	5,261,110
Interest receivable	15,387,743
Receivable for Fund shares sold	811,649
Receivable for daily variation margin on open futures contracts	292,219
Net unrealized appreciation on interest rate swaps	1,381,570
Due from Advisor	40,486
Total assets	843,324,157
Liabilities
Due to custodian bank	591,588
Payable for investments purchased	8,443,031
Dividends payable	791,255
Payable for Fund shares redeemed	2,533,264
Accrued management fee	503,119
Other accrued expenses and payables	337,868
Total liabilities	13,200,125
Net assets, at value	$ 830,124,032
Net Assets
Net assets consist of: Undistributed net investment income	130,775
Net unrealized appreciation (depreciation) on: Investments	35,962,530
Interest rate swaps	1,381,570
Futures	2,167,939
Accumulated net realized gain (loss)	(21,696,226)
Paid-in capital	812,177,444
Net assets, at value	$ 830,124,032

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2004 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($150,589,062 / 12,043,148 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.50
Maximum offering price per share (100 / 95.50 of $12.50)	$ 13.09
Class B
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($55,529,668 / 4,438,603 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 12.51
Class C
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($57,640,725 / 4,606,526 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 12.51
Class AARP Net Asset Value, offering and redemption price per share ($49,548,994 / 3,959,697 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.51
Class S Net Asset Value, offering and redemption price per share ($516,657,096 / 41,281,047 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.52
Institutional Class Net Asset Value, offering and redemption price per share ($158,487 / 12,658 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.52

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended May 31, 2004
Investment Income
Income: Interest	$ 49,389,575
Expenses: Management fee	5,023,787
Administrative fee	1,095,807
Distribution service fees	1,348,683
Trustees' fees and expenses	21,318
Other*	270,131
Total expenses, before expense reductions	7,759,726
Expense reductions	(590,813)
Total expenses, after expense reductions	7,168,913
Net investment income	42,220,662
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	2,379,247
Interest rate swaps	2,504,565
Futures	(927,545)
3,956,267
Net unrealized appreciation (depreciation) during the period on: Investments	(35,881,592)
Other receivable	(96,000)
Interest rate swaps	6,289,470
Futures	2,509,966
(27,178,156)
Net gain (loss) on investment transactions	(23,221,889)
Net increase (decrease) in net assets resulting from operations	$ 18,998,773

* Included herein are amounts representing two months of operating expenses previously covered by the Administrative Agreement (see Note C of Notes to Financial Statements) including services to shareholders, custodian and accounting fees, auditing, legal, reports to shareholders and registration fees.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended May 31,
	2004	2003
Operations: Net investment income	$ 42,220,662	$ 40,232,732
Net realized gain (loss) on investment transactions	3,956,267	(8,182,270)
Net unrealized appreciation (depreciation) on investment transactions during the period	(27,178,156)	25,830,533
Net increase (decrease) in net assets resulting from operations	18,998,773	57,880,995
Distributions to shareholders from: Net investment income: Class A	(6,841,991)	(4,536,615)
Class B	(2,482,073)	(1,865,575)
Class C	(2,299,587)	(1,295,378)
Class AARP	(2,318,217)	(1,549,543)
Class S	(28,119,944)	(30,739,682)
Institutional Class	(14,096)	(2,573)
Net realized gains: Class A	(62,942)	-
Class B	(26,454)	-
Class C	(24,577)	-
Class AARP	(20,402)	-
Class S	(249,379)	-
Institutional Class	(17)	-
Fund share transactions: Proceeds from shares sold	214,153,797	267,704,089
Reinvestment of distributions	23,984,126	22,756,956
Cost of shares redeemed	(171,324,296)	(220,610,199)
Net increase (decrease) in net assets from Fund share transactions	66,813,627	69,850,846
Increase (decrease) in net assets	43,352,721	87,742,475
Net assets at beginning of period	786,771,311	699,028,836
Net assets at end of period (including undistributed net investment income of $130,775 and $317,871, respectively)	$ 830,124,032	$ 786,771,311

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended May 31,	2004	2003	2002[a]	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.86	$ 12.55	$ 12.39	$ 11.86	$ 12.02
Income (loss) from investment operations: Net investment income	.67	.68	.69	.70	.06
Net realized and unrealized gain (loss) on investment transactions	(.35)	.31	.16	.53	(.16)
Total from investment operations	.32	.99	.85	1.23	(.10)
Less distributions from: Net investment income	(.67)	(.68)	(.69)	(.70)	(.06)
Net realized gain on investment transactions	(.01)	-	-	-	-
Total distributions	(.68)	(.68)	(.69)	(.70)	(.06)
Net asset value, end of period	$ 12.50	$ 12.86	$ 12.55	$ 12.39	$ 11.86
Total Return (%)[c,d]	2.48	8.13	6.97	10.44	(.77)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	151	102	62	24.20
Ratio of expenses before expense reductions (%)	1.00	1.04	1.05	1.13[e]	.11**
Ratio of expenses after expense reductions (%)	.80	.80	.80	.80[e]	.07**
Ratio of net investment income (%)	5.24	5.44	5.47	5.69	.52**
Portfolio turnover rate (%)	44	16	21	12	62
[a] As required, effective June 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended May 31, 2002 was to increase net investment income per share by $.004, decrease net realized and unrealized gain (loss) per share by $.004, and increase the ratio of net investment income to average net assets from 5.44% to 5.47%. Per share data and ratios for periods prior to June 1, 2001 have not been restated to reflect this change in presentation.
[b] For the period from May 1, 2000 (commencement of operations of Class A shares) to May 31, 2000.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.11% and .80%, respectively.
** Not annualized

Class B
Years Ended May 31,	2004	2003	2002[a]	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.86	$ 12.56	$ 12.40	$ 11.86	$ 12.02
Income (loss) from investment operations: Net investment income	.57	.58	.59	.60	.05
Net realized and unrealized gain (loss) on investment transactions	(.34)	.30	.16	.54	(.16)
Total from investment operations	.23	.88	.75	1.14	(.11)
Less distributions from: Net investment income	(.57)	(.58)	(.59)	(.60)	(.05)
Net realized gain on investment transactions	(.01)	-	-	-	-
Total distributions	(.58)	(.58)	(.59)	(.60)	(.05)
Net asset value, end of period	$ 12.51	$ 12.86	$ 12.56	$ 12.40	$ 11.86
Total Return (%)[c,d]	1.74	7.19	6.14	9.74	(.92)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	56	53	27	8.20
Ratio of expenses before expense reductions (%)	1.82	1.84	1.85	2.04[e]	.19**
Ratio of expenses after expense reductions (%)	1.60	1.60	1.60	1.60[e]	.14**
Ratio of net investment income (%)	4.44	4.64	4.67	4.88	.45**
Portfolio turnover rate (%)	44	16	21	12	62
[a] As required, effective June 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended May 31, 2002 was to increase net investment income per share by $.004, decrease net realized and unrealized gain (loss) per share by $.004, and increase the ratio of net investment income to average net assets from 4.64% to 4.67%. Per share data and ratios for periods prior to June 1, 2001 have not been restated to reflect this change in presentation.
[b] For the period from May 1, 2000 (commencement of operations of Class B shares) to May 31, 2000.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.99% and 1.60%, respectively.
** Not annualized

Class C
Years Ended May 31,	2004	2003	2002[a]	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.87	$ 12.56	$ 12.40	$ 11.86	$ 12.02
Income (loss) from investment operations: Net investment income	.57	.59	.59	.60	.05
Net realized and unrealized gain (loss) on investment transactions	(.35)	.31	.16	.54	(.16)
Total from investment operations	.22	.90	.75	1.14	(.11)
Less distributions from: Net investment income	(.57)	(.59)	(.59)	(.60)	(.05)
Net realized gain on investment transactions	(.01)	-	-	-	-
Total distributions	(.58)	(.59)	(.59)	(.60)	(.05)
Net asset value, end of period	$ 12.51	$ 12.87	$ 12.56	$ 12.40	$ 11.86
Total Return (%)[c,d]	1.69	7.30	6.16	9.68	(.92)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	58	42	16	6.04
Ratio of expenses before expense reductions (%)	1.79	1.82	1.82	1.91[e]	.20**
Ratio of expenses after expense reductions (%)	1.57	1.58	1.58	1.58[e]	.14**
Ratio of net investment income (%)	4.47	4.66	4.69	4.91	.45**
Portfolio turnover rate (%)	44	16	21	12	62
[a] As required, effective June 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended May 31, 2002 was to increase net investment income per share by $.004, decrease net realized and unrealized gain (loss) per share by $.004, and increase the ratio of net investment income to average net assets from 4.66% to 4.69%. Per share data and ratios for periods prior to June 1, 2001 have not been restated to reflect this change in presentation.
[b] For the period from May 1, 2000 (commencement of operations of Class C shares) to May 31, 2000.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.86% and 1.58%, respectively.
** Not annualized

Class AARP
Years Ended May 31,	2004	2003	2002[a]	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.87	$ 12.56	$ 12.40	$ 12.18
Income (loss) from investment operations: Net investment income	.67	.69	.69	.46
Net realized and unrealized gain (loss) on investment transactions	(.35)	.31	.16	.22
Total from investment operations	.32	1.00	.85	.68
Less distributions from: Net investment income	(.67)	(.69)	(.69)	(.46)
Net realized gain on investment transactions	(.01)	-	-	-
Total distributions	(.68)	(.69)	(.69)	(.46)
Net asset value, end of period	$ 12.51	$ 12.87	$ 12.56	$ 12.40
Total Return (%)	2.52[c]	8.17	6.97	5.69c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	50	39	18	4
Ratio of expenses before expense reductions (%)	.77	.77	.77	.82*
Ratio of expenses after expense reductions (%)	.76	.77	.77	.79*
Ratio of net investment income (%)	5.28	5.47	5.50	5.68*
Portfolio turnover rate (%)	44	16	21	12
[a] As required, effective June 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended May 31, 2002 was to increase net investment income per share by $.004, decrease net realized and unrealized gain (loss) per share by $.004, and increase the ratio of net investment income to average net assets from 5.47% to 5.50%. Per share data and ratios for periods prior to June 1, 2001 have not been restated to reflect this change in presentation.
[b] For the period from October 2, 2000 (commencement of operations of Class AARP shares) to May 31, 2001.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class S
Years Ended May 31,	2004	2003	2002[a]	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 12.87	$ 12.56	$ 12.40	$ 11.87	$ 12.69
Income (loss) from investment operations:
Net investment income	.67	.69	.69	.70	.66
Net realized and unrealized gain (loss) on investment transactions	(.34)	.31	.16	.53	(.82)
Total from investment operations	.33	1.00	.85	1.23	(.16)
Less distributions from:
Net investment income	(.67)	(.69)	(.69)	(.70)	(.66)
Net realized and unrealized gain (loss) on investment transactions	(.01)	-	-	-	-
Total distributions	(.68)	(.69)	(.69)	(.70)	(.66)
Net asset value, end of period	$ 12.52	$ 12.87	$ 12.56	$ 12.40	$ 11.87
Total Return (%)	2.59[b]	8.17	6.99	10.56[b]	(1.28)[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	517	550	576	514	436
Ratio of expenses before expense reductions (%)	.78	.77	.77	.82	.89[c]
Ratio of expenses after expense reductions (%)	.77	.77	.77	.79	.87[c]
Ratio of net investment income (%)	5.27	5.47	5.50	5.69	5.42
Portfolio turnover rate (%)	44	16	21	12	62
[a] As required, effective June 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended May 31, 2002 was to increase net investment income per share by $.004, decrease net realized and unrealized gain (loss) per share by $.004, and increase the ratio of net investment income to average net assets from 5.47% to 5.50%. Per share data and ratios for periods prior to June 1, 2001 have not been restated to reflect this change in presentation.
[b] Total returns would have been lower had certain expenses not been reduced.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .86% and .85%, respectively.

Institutional Class
Years Ended May 31,	2004	2003[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.87	$ 12.73
Income (loss) from investment operations: Net investment income	.67	.55
Net realized and unrealized gain (loss) on investment transactions	(.34)	.14
Total from investment operations	.33	.69
Less distributions from: Net investment income	(.67)	(.55)
Net realized gain on investment transactions	(.01)	-
Total distributions	(.68)	(.55)
Net asset value, end of period	$ 12.52	$ 12.87
Total Return (%)	2.61	5.55**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.16	.5
Ratio of expenses (%)	.73	.74*
Ratio of net investment income (%)	5.31	5.60*
Portfolio turnover rate (%)	44	16
[a] For the period from August 19, 2002, (commencement of operations of Institutional Class shares) to May 31, 2003. * Annualized ** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder High Yield Tax-Free Fund (the "Fund") is a diversified series of Scudder Municipal Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund depending upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Swap Agreements. The Fund may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Fund's underlying investments. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation. The payment obligations would be based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by the counterparty and the change in value is recorded as unrealized appreciation or depreciation.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At May 31, 2004, the Fund had a net tax basis capital loss carryforward of approximately $17,420,000, which may be applied against any realized net taxable capital gains of each succeeding year, until fully utilized or until May 31, 2005 ($3,396,000), May 31, 2008 ($2,691,000), May 31, 2009 ($3,118,000), May 31, 2010 ($4,526,000) and May 31, 2012 ($3,689,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2003 through May 31, 2004, the Fund incurred approximately $98,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending May 31, 2005.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2004, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed tax-exempt income	$ 922,030
Undistributed taxable income	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (17,420,000)
Unrealized appreciation (depreciation) on investments	$ 36,453,348

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended May 31,
	2004	2003
Distributions from tax-exempt income	$ 42,104,722	$ 39,989,366
Distributions from taxable income	$ 354,957	$ -

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended May 31, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $434,672,887 and $351,456,461, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.65% of the first $300,000,000 of the Fund's average daily net assets, 0.60% on the next $200,000,000 of such net assets, and 0.575% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended May 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.61% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement, the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.175%, 0.225%, 0.200%, 0.15%, 0.15% and 0.125% of the average daily net assets for Class A, B, C, AARP, S and Institutional Class shares, respectively, computed and accrued daily and payable monthly.

The Administrative Agreement between the Advisor and the Fund terminated March 31, 2004, and effective April 1, 2004, the Fund directly bears the cost of those expenses formerly covered under the Administrative Agreement.

Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management and/or administrative fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.90% of average daily net assets for Class A, B, C, AARP and S shares and 0.75% of average daily net assets for Institutional Class shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees, organizational and offering expenses). In addition, for the period October 1, 2003 through March 31, 2004, the Advisor agreed to waive a portion of its Administrative Fee of the Fund to the extent necessary to maintain the operating expenses of each class at 0.76%, 0.77%, 0.76%, 0.85%, 0.79% and 0.74% of average daily net assets for Class A, B, C, AARP, S and Institutional Class shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or services fees, trustee and trustee counsel fees, organizational and offering expenses). Furthermore, for the period April 1, 2004 through May 31, 2004, the Advisor and certain of its subsidiaries agreed to waive expenses to the extent necessary to maintain the annual operating expenses of Class A, B and C shares at no more than 0.80%, 1.60% and 1.58%, respectively, of average daily net assets.

For the period June 1, 2003 through March 31, 2004, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Not Imposed
Class A	$ 183,899	$ 74,203
Class B	104,769	43,703
Class C	83,453	37,888
Class AARP	53,511	-
Class S	669,875	-
Institutional Class	300	10
	$ 1,095,807	$ 155,804

In addition, for the year ended May 31, 2004, the Advisor has agreed to voluntarily reimburse the Fund an additional $40,486.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer, shareholder service agent and dividend-paying agent for Class A, B, C and Institutional Class shares of the Fund. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, shareholder service agent and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC, SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC and SSC, not by the Fund. For the period April 1, 2004 through May 31, 2004, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Not imposed	Unpaid at May 31, 2004
Class A	$ 10,553	$ 10,553	$ -
Class B	5,978	5,978	-
Class C	4,392	4,392	-
Class AARP	7,182	3,148	4,034
Class S	46,227	46,227	-
Institutional Class	2	2	-
	$ 74,334	$ 70,300	$ 4,034

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the period April 1, 2004 through May 31, 2004, the amount charged to the Fund by SFAC for accounting services aggregated $33,690, all of which is unpaid at May 31, 2004.

Prior to April 1, 2004, the service provider fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended May 31, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2004
Class B	$ 419,561	$ 36,740
Class C	387,003	37,053
	$ 806,564	$ 73,793

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Not Imposed by SDI	Effective Rate	Unpaid at May 31, 2004
Class A	$ 284,734	$ 179,947.02%		$ 52,667
Class B	136,696	76,469.03%		14,835
Class C	120,689	66,619.03%		16,978
	$ 542,119	$ 323,035		$ 84,480

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid to SDI in connection with the distribution of Class A and C shares for the year ended May 31, 2004 aggregated $109,120 and $0, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended May 31, 2004, the CDSC for Class B and Class C aggregated $137,082 and $21,284, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended May 31, 2004, SDI received $25,142.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP Classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

D. Investing in High-Yield Securities

Investing in high-yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high-yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended May 31, 2004, custodian fees were reduced by $1,188 for custodian credits earned.

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended May 31, 2004		Year Ended May 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	6,303,497	$ 80,210,452	5,269,076	$ 66,844,192
Class B	944,807	12,032,011	2,285,902	29,027,136
Class C	2,230,184	28,458,874	2,334,050	29,669,292
Class AARP	1,783,763	22,764,111	2,204,095	27,951,087
Class S	5,532,945	70,527,832	8,958,191	113,711,489
Institutional Class	12,550	160,517	39,573*	500,893*
		$ 214,153,797		$ 267,704,089
Shares issued to shareholders in reinvestment of distributions
Class A	303,329	$ 3,859,372	197,929	$ 2,508,817
Class B	92,246	1,173,855	70,962	899,932
Class C	94,955	1,208,874	55,602	705,351
Class AARP	108,235	1,377,619	82,766	1,049,880
Class S	1,284,426	16,351,152	1,386,675	17,590,775
Institutional Class	1,048	13,254	171*	2,201*
		$ 23,984,126		$ 22,756,956
Shares redeemed
Class A	(2,515,572)	$ (31,847,045)	(2,429,023)	$ (30,799,613)
Class B	(686,242)	(8,718,462)	(404,109)	(5,124,115)
Class C	(953,959)	(12,066,118)	(450,704)	(5,724,714)
Class AARP	(990,539)	(12,563,193)	(689,648)	(8,731,182)
Class S	(8,315,278)	(105,612,602)	(13,420,327)	(170,230,575)
Institutional Class	(40,684)	(516,876)	-*	-*
		$ (171,324,296)		$ (220,610,199)
Net increase (decrease)
Class A	4,091,254	$ 52,222,779	3,037,982	$ 38,553,396
Class B	350,811	4,487,404	1,952,755	24,802,953
Class C	1,371,180	17,601,630	1,938,948	24,649,929
Class AARP	901,459	11,578,537	1,597,213	20,269,785
Class S	(1,497,907)	(18,733,618)	(3,075,461)	(38,928,311)
Institutional Class	(27,086)	(343,105)	39,744*	503,094*
		$ 66,813,627		$ 69,850,846

* For the period from August 19, 2002 (commencement of operations of Institutional Class shares) to May 31, 2003.

H. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Trustees of Scudder Municipal Trust and the Shareholders of Scudder High Yield Tax-Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder High Yield Tax-Free Fund (the "Fund") at May 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts July 29, 2004	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Of the dividends paid from net investment income for the taxable year ended May 31, 2004, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of May 31, 2004. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, Massachusetts 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Trust may also serve in similar capacities with other funds in the fund complex.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman and Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	48
Henry P. Becton, Jr. (1943) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	48
Keith R. Fox (1954) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	48
Louis E. Levy (1932) Trustee, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen)	48
Jean Gleason Stromberg (1943) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	48
Jean C. Tempel (1943) Trustee, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); United Way of Mass Bay; The Commonwealth Institute (supports women entrepreneurs). Trusteeships: Connecticut College, Vice Chair of Board, Chair, Finance Committee; Northeastern University, Vice Chair of Finance Committee, Chair, Funds and Endowment Committee
		48
Carl W. Vogt (1936) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Julian F. Sluyters[3] (1960) Chief Executive Officer, 2004-present	Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991 to 1998) UBS Global Asset Management

Brenda Lyons (1963) President, 2003-present	Managing Director, Deutsche Asset Management
John Millette (1962) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management
Kenneth Murphy (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)
Charles A. Rizzo (1957) Treasurer and Chief Financial Officer, 2002-present	Managing Director, Deutsche Asset Management (April 2004-present); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)

Lisa Hertz[3] (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management
Daniel O. Hirsch[4] (1954) Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management
Kevin Gay (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management
Salvatore Schiavone (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management
Kathleen Sullivan D'Eramo (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
3 Address: 345 Park Avenue, New York, New York
4 Address: One South Street, Baltimore, Maryland

Account Management Resources

For shareholders of Classes A, B, C and Institutional

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	NOTAX	NOTBX	NOTCX	NOTIX
CUSIP Number	811170-307	811170-406	811170-505	81118T-105
Fund Number	152	252	352	512

For shareholders of Class AARP and Class S

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web sites - aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SHYFX	SHYTX
Fund Number	108	008

ITEM 2.         CODE OF ETHICS.

As of the end of the period, May 31, 2004, Scudder High Yield Tax-Free Fund,
Inc. has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Louis E. Levy, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Levy's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        SCUDDER HIGH YIELD TAX FREE FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP
("PWC"), the Fund's auditor, billed to the Fund during the Fund's last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the
Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
       Fiscal      Audit
        Year        Fees       Audit-Related    Tax Fees         All Other
       Ended       Billed      Fees Billed       Billed        Fees Billed
       May 31,    to Fund       to Fund         to Fund          to Fund
--------------------------------------------------------------------------------
2004              $52,500        $185            $7,000            $0
--------------------------------------------------------------------------------
2003              $47,200       $1,846           $6,600            $0
--------------------------------------------------------------------------------

The above "Tax Fees" were billed for professional services rendered for tax compliance.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                      Audit-Related           Tax Fees             All Other
         Fiscal      Fees Billed to           Billed to           Fees Billed
         Year          Adviser and           Adviser and        to Adviser and
         Ended       Affiliated Fund       Affiliated Fund      Affiliated Fund
        May 31,     Service Providers     Service Providers    Service Providers
--------------------------------------------------------------------------------
2004                  $542,483                  $0                    $0
--------------------------------------------------------------------------------
2003                  $537,013                $55,500                 $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures.

                               Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that
PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund's operations and financial reporting. The Audit
Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                                      Total
                                    Non-Audit
                                 Fees billed to         Total
                                   Adviser and        Non-Audit
                                 Affiliated Fund        Fees
                               Service Providers      billed to
                                 (engagements        Adviser and
                                related directly    Affiliated
                                     to the            Fund
                     Total     operations and        Service
                   Non-Audit      financial         Providers
                     Fees         reporting           (all
      Fiscal        Billed         of the             other         Total of
       Year        to Fund          Fund)          engagements      (A),(B)
      Ended
      May 31,         (A)           (B)                (C)          and (C)
--------------------------------------------------------------------------------
2004               $7,000            $0           $1,681,369        $1,688,369
--------------------------------------------------------------------------------
2003               $6,600         $55,500         $17,300,168       $17,362,268
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for
DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Trust, Two
International Place, Boston, MA 02110.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

Fund management has previously identified a significant deficiency relating to the overall fund expense payment and accrual process. This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the
Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year
(the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting except Fund management has reported to the Registrant's Audit Committee an internal control matter relating to the processing and reconciliation of interest rate swap contracts that did not have a material effect on the financial statements. These contracts are accurately reflected in the fund's financial statements. Fund Management discussed this matter with the Registrant's auditors, and has instituted additional procedures to enhance its controls.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder High Yield Tax Free Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               July 29, 2004
                                    ---------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder High Yield Tax Free Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               July 29, 2004
                                    ---------------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               July 29, 2004
                                    ---------------------------------